Ordinary Shares	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Ordinary Shares
12.	Ordinary shares

Upon the consummation of the IPO, pursuant to the amended and restated Articles of Association, the Group’s existing preferred shares and ordinary shares was reclassified and re-designated into Class A ordinary shares, Class B ordinary shares and Class C ordinary shares, with each Class A ordinary share being entitled to one vote, each Class B ordinary share being entitled to three votes and each Class C ordinary share being entitled to fifteen votes on all matters that are subject to shareholder vote. Class A ordinary shares, Class B ordinary shares and Class C ordinary shares are entitled to the same dividend right. The authorized 1,000,000,000 shares of the Group was comprised of 941,472,561 Class A ordinary shares, 47,240,103 Class B ordinary shares and 11,287,336 Class C ordinary shares.

Upon IPO in June 2021, the Group issued 10,822,000 shares of Class A ordinary shares at US$21.0 per share, with total proceeds of US$227,262, net of the underwriting discounts and commissions and offering expenses. Immediately upon the completion of the Group’s IPO, 70,254,680 preferred shares were converted into Class A ordinary shares and 47,079,692 preferred shares were converted to Class B ordinary shares.